UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2017
 ______________________________________________________________
TerraForm Global, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-37528	47-1919173
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Explanatory Note

TerraForm Global, Inc., which we refer to as the Company, is filing this Current Report on Form 8-K as a supplement to the Company’s definitive proxy statement on Schedule 14A, dated October 10, 2017, which we refer to as the definitive proxy statement, in connection with the solicitation of proxies for use at the special meeting of stockholders to be held on Monday, November 13, 2017 at 4:30 p.m., Eastern Time, at 7550 Wisconsin Ave., 9th Floor, Bethesda, Maryland 20814. The purpose of the special meeting is to consider and vote upon two proposals: (i) a proposal to adopt and approve the Agreement and Plan of Merger, dated as of March 6, 2017, as it may be amended from time to time, which we refer to as the merger agreement, by and among the Company, Orion US Holdings 1 L.P., a Delaware limited partnership, which we refer to as Parent, an entity formed by affiliates of Brookfield Asset Management Inc., which we refer to as Brookfield, and BRE GLBL Holdings Inc., a Delaware corporation and a wholly owned subsidiary of Parent, which we refer to as Merger Sub, pursuant to which Merger Sub will merge with and into the Company, with the Company as the surviving corporation, which we refer to as the merger and (ii) a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt and approve the merger agreement.

Litigation Relating to the Merger

On October 17, 2017, a plaintiff filed Berg v. TerraForm Global, Inc. et al., a putative class action which we refer to as the Berg complaint, in the United States District Court for the District of Maryland against the Company, certain officers and directors of the Company, Brookfield, Parent, and Merger Sub. The plaintiff asserts claims under Section 14(a) of the Securities Exchange Act of 1934 and Rule 14a-9 promulgated thereunder against the Company and the officer and director defendants. The plaintiff also asserts a claim under Section 20(a) of the Securities Exchange Act of 1934 against the officer and director defendants and against Brookfield, Parent, and Merger Sub, which we refer to together as the Brookfield Defendants. The plaintiff alleges, among other things, that the definitive proxy statement omits material facts regarding the Company’s financial projections and the valuation analysis performed by the Company’s financial advisors that were necessary to make the statements in the definitive proxy statement not materially false or misleading. The complaint seeks to enjoin the defendants from proceeding with, consummating, or closing the merger. In the event that the merger is consummated, the complaint seeks to rescind the merger or seeks an award of rescissory damages.

On October 12, 2017, the Company received a demand letter from a putative shareholder for the inspection of the Company’s books and records pursuant to 8 Del. C. § 220, which we refer to as the demand letter and ,together with the Berg complaint, as the merger litigation. The stated purpose of the demand letter was to “investigate potential wrongdoing, mismanagement, and breaches of fiduciary duties by members of the [Company’s board of directors], the Company’s executive officers, [and] controlling stockholders... in connection with" the merger. The demand letter alleges, among other things, that the board of directors failed to disclose material information concerning the process leading up to the merger.

The Company and the other defendants named in the merger litigation believe that the claims asserted in the merger litigation are without merit and no supplemental disclosure is required under applicable law. However, in order to avoid the risk of the merger litigation delaying or adversely affecting the merger and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, the Company has determined to voluntarily supplement the definitive proxy statement as described below. Nothing in the definitive proxy statement or in this Current Report on Form

8-K shall be deemed an admission by the Company or any such other defendants or any other person or entity of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company and such other defendants deny all liability with respect to the facts and claims alleged in the merger litigation and specifically deny all allegations that any additional disclosure was or is required or material under applicable laws.

Supplemental Disclosures

The Company is providing certain additional disclosures that are supplemental to those contained in the definitive proxy statement previously filed with the Securities and Exchange Commission, which we refer to as the SEC, and mailed to stockholders. This supplemental information should be read in conjunction with the definitive proxy statement, which we urge you to read in its entirety. As noted above, none of the defendants have admitted wrongdoing of any kind, including but not limited to inadequacies in any disclosure, the materiality of any disclosure that the plaintiffs contend should have been made, any breach of any fiduciary duty, or aiding or abetting any of the foregoing. To the extent that information herein differs from or updates information contained in the definitive proxy statement, the information contained herein supersedes the information contained in the definitive proxy statement. Page numbers used herein are with reference to the definitive proxy statement. Defined terms used but not defined herein have the meanings set forth in the definitive proxy statement. Without admitting in any way that any of the disclosures below are material or required by the federal securities laws, state fiduciary law, or any other applicable rule, statute, regulation or law, the Company makes the following additional disclosures:

The Merger-Certain Company Forecasts

The disclosure under the heading “Certain Company Forecasts” is hereby supplemented by inserting the following disclosure following the table under the heading “Management Stand-Alone Plan Forecast - ($mm, except Dividends Per Share)” on page 75 of the definitive proxy statement:

The Company does not, as a matter of course, publicly disclose detailed financial forecasts as to future performance, earnings or other results (other than limited financial metrics from time to time as part of the Company’s ongoing efforts to communicate with investors regarding the Company’s business continuity and progress toward operational independence from SunEdison) due to the difficulty of predicting economic and market conditions and accurately forecasting the Company’s performance, particularly for extended periods. Management of the Company prepared an unaudited forecast contemplating a scenario in which the Company would transition to a run-off business model in which the Company would continue to own and operate its existing fleet without pursuing additional growth. We refer to this forecast as the management run-off forecast. In the management run-off forecast, management of the Company employed assumptions based on the performance of its current project portfolio and the Company’s ability to manage its current liabilities.

The management run-off forecast summarized below was prepared by or at the direction of and approved by management for internal use in connection with the Company’s exploration and evaluation of strategic alternatives to maximize stockholder value, including transactions to secure a new sponsor or a sale of the Company.

The summary of the management run-off forecast is not included in this proxy statement to induce any stockholder to vote in favor of the adoption of the merger agreement or any other proposal to be voted on at the special meeting, but is included to provide information on the management run-off forecast that was made available to the board of directors, the conflicts committee and the Company’s financial advisors in connection with the Company’s exploration and evaluation of strategic alternatives. While the management run-off forecast was prepared in good faith by management, no assurance can be made regarding future events and the disclosure of the management run-off forecast should not be regarded as an indication that the Company, the board of directors, the conflicts committee, their respective advisors or any other person considered, or now considers, the management run-off forecast to be a reliable prediction of future results, and the management run-off forecast should not be relied upon as such. The management run-off forecast covers multiple years, and prospective financial information by its nature becomes subject to greater uncertainty with each successive year. In addition, the management run-off forecast was prepared at a prior period in time and reflects estimates, assumptions and business decisions as of the time of preparation, all of which are subject to change. Significant time has passed since the preparation of the management run-off forecast, which was prepared in advance of presentation to the conflicts committee and the board of directors on March 6, 2017. The estimates, assumptions and business decisions made by management upon which the management run-off forecast is based involve judgments with respect to, among other matters, future industry performance, general business, economic, regulatory, market and financial conditions, many of which are difficult or impossible to predict accurately, are subject to significant operational, economic, competitive or other third party risks and uncertainties, and are beyond the Company’s control. Management of the Company has limited visibility into the likelihood of the occurrence and potential magnitude of the material risks to the Company’s performance in the unpredictable operating environment surrounding the Company, and as a result faces challenges in being able to accurately forecast the Company’s performance. There can be no assurance that the estimates and assumptions made in preparing the management run-off forecast will prove accurate, that the projected results will be realized or that actual results will not be significantly higher or lower than projected results. The management run-off forecast also reflects estimates, assumptions and business decisions that do not reflect the effects of the merger (or any failure of the merger to occur), or any other changes that may in the future affect the Company or its assets, business, operations, properties, policies, corporate structure, capitalization and management.

Important factors that may affect actual results and cause the management run-off forecast to not be achieved include risks and uncertainties described above under the section titled “Cautionary Statement Regarding Forward-Looking Statements” and in the Company’s filings with the SEC. None of the Company, Brookfield or any of their respective affiliates, advisors, officers, directors or representatives has made or makes any representation to any Company stockholder or any other person regarding the information included in the management run-off forecast or the ultimate performance of the Company compared to the information included in the forecasts or that the forecasts will ultimately be achieved. As a result, there can be no assurance that the estimates and assumptions made in preparing the management run-off forecast will prove accurate, that the projected results will be realized or that actual results will not be significantly higher or lower than projected results. The management run-off forecast cannot, therefore, be considered a guarantee of future operating results, and this information should not be relied on for that or any other purpose. The Company does not intend to update or otherwise revise the management run-off forecast for any reason or purpose, even in the event that any or all of the assumptions on which the management run-off forecast were based are no longer appropriate.

The management run-off forecast includes certain financial measures that do not conform to U.S. Generally Accepted Accounting Principles, which we refer to as GAAP, including adjusted earnings before interest, taxes, depreciation and amortization, which we refer to as adjusted EBITDA, and cash available for distribution, which we refer to as CAFD (each as further described below). This information is included because management believes these non-GAAP financial measures could be useful in evaluating the business, potential operating performance and cash flow of the Company. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as presented in the forecasts may not be comparable to similarly titled amounts used by other companies in the industry. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is contained in the management run-off forecast below.

The management run-off forecast was not prepared with a view toward public disclosure, soliciting proxies or complying with GAAP, the published guidelines of the SEC regarding financial projections and forecasts or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections and forecasts. Neither the Company’s independent registered public accounting firm nor any other independent registered public accounting firm has examined, compiled or otherwise performed any procedures with respect to the prospective financial information contained in the management run-off forecast and, accordingly, neither the Company’s independent registered public accounting firm nor any other independent registered public accounting firm has expressed any opinion or given any other form of assurance on such information or its achievability, and assumes no responsibility for, and disclaims any association with, the prospective financial information.

Management Run-Off Forecast ($mm, except Dividends Per Share)
	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026
Revenue	$245	$249	$243	$238	$236	$233	$229	$218	$218	$218
(-) Cost of Operations	($50)	($50)	($50)	($51)	($51)	($51)	($51)	($52)	($53)	($53)
(-) Corporate General & Administrative	($29)	($13)	($12)	($12)	($12)	($13)	($13)	($13)	($14)	($14)
(-) Depreciation & Amortization	($52)	($54)	($54)	($54)	($54)	($54)	($54)	($54)	($54)	($54)
(-) Stock-based Compensation	($4)	$0	$0	$0	$0	$0	$0	$0	$0	$0
Operating Income	$110	$131	$126	$121	$119	$115	$110	$98	$98	$96
(-) Interest Expense	($82)	($66)	($50)	($47)	($44)	($40)	($36)	($33)	($29)	($25)
(-) Other Project Expenses(1)	($0)	($2)	($4)	($6)	($8)	($13)	($13)	($18)	($18)	($19)
(+/-) Gain / (Loss) on Extinguishment of Debt	($79)	($31)	$0	$0	$0	$0	$0	$0	$0	$0
(Loss) Income Before Income Tax Expense	($51)	$34	$72	$69	$67	$62	$61	$47	$51	$52
(+/-) Income Tax Benefit / (Expense)(2)	$20	($13)	($29)	($27)	($27)	($25)	($25)	($19)	($20)	($21)
Net (Loss) Income	($30)	$20	$43	$41	$40	$37	$37	$28	$30	$31

Net (Loss) Income	($30)	$20	$43	$41	$40	$37	$37	$28	$30	$31
(+/-) Income Tax Expense / (Benefit)(2)	($20)	$13	$29	$27	$27	$25	$25	$19	$20	$21
(+) Depreciation & Amortization	$52	$54	$54	$54	$54	$54	$54	$54	$54	$54
(+) Stock-based Compensation	$4	$0	$0	$0	$0	$0	$0	$0	$0	$0
(+) Interest Expense	$82	$66	$50	$47	$44	$40	$36	$33	$29	$25
(+) Other Project Expenses(1)	$0	$2	$4	$6	$8	$13	$13	$18	$18	$19
(+) Non-recurring Operating Expenses	$14	$0	$0	$0	$0	$0	$0	$0	$0	$0
(+/-) Loss/(Gain) on Extinguishment of Debt	$79	$31	$0	$0	$0	$0	$0	$0	$0	$0
Adjusted EBITDA	$180	$186	$180	$176	$174	$169	$165	$153	$152	$151

Adjusted EBITDA	$180	$186	$180	$176	$174	$169	$165	$153	$152	$151
(-) Project Interest Payments	($41)	($37)	($34)	($31)	($28)	($24)	($21)	($18)	($14)	($11)
(-) HoldCo Interest Payments(6)	($66)	($41)	($17)	($16)	($16)	($16)	($16)	($15)	($15)	($15)
(-) Debt Principal Payments(3)	($10)	($10)	($12)	($15)	($22)	($24)	($24)	($25)	($27)	($27)
(-) Cash Tax Payments	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
(+/-) Project Cash Flow Adjustments(4)	$8	($13)	($15)	($17)	($17)	($23)	($22)	($25)	($24)	($25)
(+/-) HoldCo Cash Flow Adjustments(5)	$9	($2)	($2)	($2)	($2)	($2)	($2)	($2)	($2)	($1)
Adjusted CAFD	$79	$82	$100	$95	$90	$81	$80	$68	$70	$72
Dividends Per Share	$0.20	$0.42	$0.51	$0.48	$0.45	$0.41	$0.40	$0.34	$0.35	$0.36

Other Key Metrics:
CAFD From Acquisitions	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
HoldCo Debt	$356	$285	$273	$269	$263	$258	$252	$247	$242	$237
Consolidated Debt	$737	$644	$606	$575	$542	$506	$469	$432	$396	$359
Unrestricted Cash	$238	$145	$147	$153	$161	$167	$175	$180	$188	$195
Project Acquisitions (MW)	0	0	0	0	0	0	0	0	0	0
Shares Outstanding (End of Period)	177.1	178.2	178.9	179.1	179.3	179.3	179.3	179.3	179.3	179.3

(1)	Includes project-level taxes, fees, withholding taxes and other project specific adjustments.

(2)
The Company has assumed an average effective tax rate of 40%. The actual effective tax rate in some of these years may differ from this rate primarily due to the recording and/or release of a valuation allowance on certain tax benefits attributed to the Company and to lower statutory income tax rates in the Company's foreign jurisdictions. The Company expects to generate NOLs and has NOL carryforwards that can be utilized to offset future taxable income. As a result, the Company does not expect to pay significant United States federal income tax in the near term.

(3)	Includes project and HoldCo level principal payments.

(4)	Includes project-level maintenance capital expenditures, changes in restricted cash, distributions to non-controlling interests, taxes, fees, withholding taxes and other project specific adjustments.

(5)	Includes gains and losses from FX hedging settlements and other HoldCo adjustments.

(6)	When used in this summary, “HoldCo” means TerraForm Global, Inc.

Settlement of Certain Securities Litigation

On October 31, 2017, the Company and the lead plaintiffs in In re TerraForm Global, Inc. Securities Litigation participated in a private mediation and reached agreement in principle to settle the case on a class basis for $57.0 million. The Company and the lead plaintiffs are now working to prepare settlement documentation. The settlement is subject to court approval. The $57.0 million settlement will be funded through a combination of proceeds from existing insurance and litigation settlement proceeds available to the Company. The payment of the $57.0 million settlement will not result in any net out-of-pocket costs to the Company for purposes of the merger agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM GLOBAL, INC.

		By:	/s/ Yana Kravtsova
Date:	November 3, 2017	Name:	Yana Kravtsova
		Title:	Senior Vice President, General Counsel and Secretary